UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☑	Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant under Rule 14a-12

COMMUNITY BANCORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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COMMUNITY BANCORP.		CONTROL ID:
REQUEST ID:

notice of meeting and important notice regarding the availability of proxy materials for the Annual Meeting of shareholders
	DATE:	May 17, 2016
	TIME:	5:30 p.m. local time
	LOCATION:	Elks Club in Derby, Vermont

HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE: Call toll free 1-866-752-8683	FAX: Send this card to 202-521-3464	INTERNET: https://www.iproxydirect.com/CMTV and follow the on-screen instructions.	EMAIL: proxy@iproxydirect.com Include your Control ID in your email.

This communication represents a notice of Annual Meeting of Shareholders and a notice that you may access a complete set of proxy materials for the meeting, including our 2015 Annual Report to shareholders, on the internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy materials are available at: https://www.iproxydirect.com/CMTV

If you want to receive a paper copy of the proxy materials you must request one. There is no charge to you for requesting a copy.  To facilitate timely delivery please make the request, as instructed above, before April 30, 2016.

you may enter your voting instructions at https://www.iproxydirect.com/CMTV until 11:59 pm eastern time May 16, 2016.

The purposes of this meeting are as follows:

1. To elect the following four nominees to the class of directors whose terms will expire at the 2019 Annual Meeting of Shareholders: Charles w. bucknam jr., Stephen p. marsh, patrick m. malone and fredric oeschger.

2. To vote on an advisory (non-binding) proposal to approve the compensation paid to our executive officers;

3. To ratify the selection of the independent registered public accounting firm of Berry Dunn McNeil & Parker, LLC as the Company’s external auditor for the fiscal year ending December 31, 2016; and

4. To transact such other business as may properly be brought before the meeting.

Pursuant to Securities and Exchange Commission rules, you are receiving this Notice that the proxy materials for the Annual Meeting are available on the Internet. Follow the instructions above to view the materials and vote or request printed copies.
The board of directors has fixed the close of business on March 21, 2016 as the record date for the determination of shareholders entitled to receive notice of the Annual Meeting and to vote the shares of our common stock, par value $2.50 per share, they held on that date at the meeting or any postponement or adjournment of the meeting.

Please note - This is not a Proxy Card - you cannot vote by returning this card

Community Bancorp. SHAREHOLDER SERVICES 500 Perimeter Park Drive Suite D Morrisville NC 27560	FIRST-CLASS MAIL US POSTAGE PAID CARY NC PERMIT # 869

TIME SENSITIVE SHAREHOLDER INFORMATION ENCLOSED

IMPORTANT SHAREHOLDER INFORMATION

YOUR VOTE IS IMPORTANT